UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09050
                                                     ---------
                                  Pictet Funds
                         ------------------------------
               (Exact name of registrant as specified in charter)

                               101 Federal Street
                                Boston, MA 02110
                         ------------------------------
               (Address of principal executive offices) (Zip code)

                                 Lisa King, Esq.
                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                         ------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 617-535-0525
                                                            ------------

                   Date of fiscal year end: December 31, 2004
                                            -----------------

                     Date of reporting period: June 30, 2004
                                               -------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                       PICTET GLOBAL EMERGING MARKETS FUND

                                 [LOGO OMITTED]
                                   1805 PICTET
                                        FUNDS


                               SEMI-ANNUAL REPORT
                                   (UNAUDITED)
                                  JUNE 30, 2004

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Dear Shareholders,

     It is with pleasure that I present to you the Pictet Funds 2004 Semi-Annual Report that summarizes the performance of your fund over the last six months and our outlook for the remainder of 2004.

     The PICTET GLOBAL EMERGING MARKETS FUND underperformed the MSCI EM Index 1,2,3 slightly, posting a loss of -3.62% in the first half of 2004, thereby underperforming by 284 basis points.

     We are grateful for the trust you have put in our funds and we want to reaffirm our commitment to provide carefully structured investment funds that will help you to achieve your investment objectives.

Yours sincerely,


/s/ JEAN PILLOUD

Jean Pilloud
President and Chairman

o Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation. The risk may be magnified for emerging markets. Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid. Sector funds may be subject to a higher degree of market risk than more diversified funds because of their concentration in a specific industry, sector, or geographic region.

o This document must be preceded or accompanied by a current prospectus. Mutual Fund shares are not insured by FDIC or guaranteed by any bank. Shares are subject to investment risks, including possible loss of the principal invested.


1 The International Finance Corporation Global Composite Index Total Return ("IFC Global Composite Index") includes securities of approximately 1,812 companies domiciled in 34 markets. The IFC Global Composite Index was used as the Fund's benchmark until June 30, 2002. As of July 1, 2002 the Fund uses the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Emerging Markets Free Index") as its benchmark. The MSCI Emerging Markets Free Index includes securities of approximately 680 companies domiciled in 26 markets. The Fund has selected the MSCI Emerging Markets Free Index because the Fund's investment adviser believes that the MSCI Emerging Markets Free Index provides a more accurate benchmark for comparing Fund performance.

2 Index performance reflects no deductions for fees, expenses or taxes. An individual investor can not invest directly into an index.

3   Assumes the  reinvestment  of all dividends  and  distributions.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.


                                            Distributor: PFPC Distributors Inc.,
                                       760 Moore Road, King of Prussia, PA 19406

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                           PORTFOLIO MANAGER'S REPORT

     The turbulence in emerging markets seen during the first quarter of the year has continued in recent months. In the second quarter, the asset class underperformed developed market equities for only the second quarter since 2001 -- the MSCI benchmark fell -9.58% in US Dollars whilst the MSCI World index managed a rise of +1.04%. US interest rates, the oil price and the direction of the Chinese economy have been the macro-economic preoccupations affecting the market. The short-term fluctuations characteristic of many markets at the moment work to the detriment of our longer-term investment approach. June and the start of July have started to see investors take a slightly calmer view of the world, and stock moves have begun to swing back in our favour; but it is too early to say whether this respite marks the end of the turmoil, especially given the traditionally low liquidity in many markets over the northern summer.

     Korea and Taiwan are particular victims of this declining liquidity at present (of course, in absolute terms both remain amongst the highest-volume stock markets in the asset class). KOREAN domestic sentiment is at very depressed levels and continues to fall, as households approach what must surely be some sort of trough in confidence and consumption expenditure. We are neutral financials and consumer stocks, but this hides an emphasis on automobile stocks (KIA MOTOR, HYUNDAI MOTOR) which are benefiting from export success rather than domestic sales. SAMSUNG ELECTRONICS has lost a lot of ground since April, to our performance advantage, as ever-increasing supply and uncertainty about demand have hit all of their major industries -- memory chips, LCD flat screens and mobile phone handsets.

     We are becoming uncomfortable with much of the technology hardware industry and are currently underweight the sector in TAIWAN after reducing positions in the bellwether names. Some of the companies downstream of these semiconductor foundries (for example, manufacturers of PC motherboards such as ASUSTEK or notebook computer manufacturers such as COMPAL ELECTRONICS) have been underperformers for a year now, but we struggle to be confident regarding their end markets for the next quarter.

     In contrast to these two index heavyweights, volumes have started to edge up in Southeast Asia since June. Investors who took profits prematurely in THAILAND in the first quarter have started reinvesting. We are happy to top up our overweight position in select names. Bank loans are growing more rapidly than many had expected, as corporates start to think about expanding capacity for the first time since the Asian crisis; and government spending on infrastructure (as elections approach) will benefit the construction materials sector. Like Thailand, INDONESIA remains a favoured market. Parliamentary elections passed peacefully, as has the first of two rounds in the presidential election at the start of July. The clear leader in that latter race is former General Yudhoyono, as we had forecast -- how effective he will turn out to be in government remains unknowable but, for the short run at least, this is the most market-friendly outcome. In another good election result, President Arroyo of the PHILIPPINES fought off the candidacy of actor Fernando Poe to make the Manila market the strongest absolute performer this quarter. MALAYSIA is also starting to attract inflows again but, we have struggled to add due to liquidity constraints, we are content to concentrate on some of the higher-beta markets within ASEAN.

     Not all Asian election results cheered investors, as Prime Minister Vajpayee's BJP alliance was thrown out of government in INDIA. This came despite the opinion polls and strong economic performance, as Congress skillfully persuaded the rural majority that they were not sharing in booming urban growth. This will mean a slowdown in economic reforms but not a reversal, since the broad direction of policy is uncontested amongst the country's elite. We had reduced our overweight, but not enough to fully stem losses. Attempts to slow down the CHINESE economy saw some impact in May as planning approvals and new loans ground to a halt. But how long such a choke on the economy can persist, or how sharp the rebound will be when the shackles are released, remain major question marks. We remain of the view that serious damage is inevitable sooner or later. Unfortunately, it may very well be later (possibly into next year) but in the meantime we are hesitant to play any short-term bounce as and when the government declares a temporary victory.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

     TURKEY was hit by a collapsing currency and rising bond yields in April as strong imports damaged the current account. But much of these imports were semi-finished goods which will be re-exported and, as tourism numbers improve, the current account should stabilise. Whilst we have continued to take profits in select names, we remain comfortable with our overall positioning, which has turned around from late May. In RUSSIA, the on-again, off-again bankruptcy of YUKOS kept the market heading downwards. At USD 29 per ADR, we took the view that the risk to YUKOS was to the upside and opened a position. Negotiations over who will control the company continue between the Kremlin and Mr. Khodorkovsky's prison cell, and occasional USD 3b tax bills continue to arrive at corporate headquarters, but nobody actually wants the company to go bankrupt. Barring accidents, we are looking for around 30% upside before taking profits.

     Unlike other regions, every market in Latin America except Venezuela was down in absolute terms. The worst were the smaller countries such as ARGENTINA and PERU, both of which we have underweight positions. Being underweight MEXICO and CHILE did not work quite as well, as their mild declines outperformed the benchmark. We are now slightly underweight AMERICA MOVIL and in the light of its recent outperformance we are considering cutting it further. Mexican consumer companies are becoming a little more interesting, as the major shareholders in some lowly-valued but very illiquid stocks in this sector start to consider releasing some shares to boost their free float and improve their market profiles. Finally, in BRAZIL, our domestic orientated portfolio performed well but being overweight a weak market did not help.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                            MARKET REVIEW AND OUTLOOK

     In the second quarter of 2004, the MSCI Emerging index [-9.6%] had its worst quarter for the past two years and significantly lagged the MSCI World index [+1.0%].

     The dual concerns of surging oil prices and rising interest rates have tempered investors' optimism regarding growth prospects. EMEA was the most resilient region, led by Israel [+7.5%], Hungary [+4.2%] and Poland [+2.8%], while both Asia [-11.6%] and Latin America [-8.1%] were weaker, in the case of the former not least because of the Chinese government's increasingly heavy handed attempts to slow the rate of economic growth. Turkey [-18.9%], Russia [-20.4%] and India [-16.8%] were all weak, with the latter depressed by an unexpected and potentially negative political result with the Congress party winning the general election.

     Asia was marked by high volatility. Equity markets across Asia peaked in early April, coinciding with a peak in lead indicators and earnings expectations. A broad sell-off continued throughout May with myriad concerns of increased oil prices, pre-election jitters, and a regional export slowdown due to China's self-imposed cool down.

     By June however, the oil price began to decline from its recent high of over $40 per barrel and the economic data in China reflected market hopes for a soft landing. The two giants of the emerging universe, Korea and Taiwan rallied off their year-to-date lows -- Taiwan was also aided by the MSCI decision to raise its country weighting to 100% due to the abolition of 'Limited Investability Factor.'

     INDIA [-16.8%] was Asia's worst performer this quarter. The Indian index also exhibited the most dramatic market movement in its history with a precipitous [-11%] one-day decline after the election of the Congress-led alliance. Investors are concerned that privatization efforts will be scaled back and labour reforms will progress at a much slower pace. INFOSYS and WIPRO, meanwhile, continue to grow at a rapid clip, recording 7% and 17.9% QoQ revenue growth respectively.

     KOREA [-14.7%] suffered as weaker pricing power in cyclical IT products, such as DRAM, TFT-LCD and NAND Flash, continue to affect margins at SAMSUNG ELECTRONICS and other big index constituents. Perennial concerns over company strikes at HYUNDAI MOTORS and KIA led to further share price weakness in June. Taiwan's [-11.8%] tech stock's suffered a similar fate to those of Korea. Despite strong earnings numbers from the likes of TSMC and UMC, Taiwan's sensitivity to global lead indicators has hampered its export-oriented IT sector.

     CHINA [-7.7%] shares were hit badly this quarter as the Chinese economy threatens to overheat. The consensus seems to be shifting towards a soft landing as investors lifted the index from the lows recorded in June. Chinese leaders are confident that recent tightening measures are slowing the economy. May's CPI slowed in response to tighter macro measures, rising only 4.4% YoY. Import growth slowed from 43% to 35% in May, while FAI and industrial production slowed as well. Meanwhile, foreign companies are still willing to pay any price to establish market share in China. ANHEUSER-BUSH, the world's biggest brewer, submitted a formal offer to purchase HARBIN BREWERY GROUP, which ramped up the price by 50% in one day.

     THE PHILIPPINES [+12.7%] was the region's best performer in 2Q04 and the only index to register a positive return. Uncertainty surrounding May's presidential election outcome finally came to a conclusion in June when President Arroyo was declared the winner over Fernando Poe, allowing the country to stay on a course of reform. Consumer and telecom companies are flourishing. SIN MIGUEL forecast a more than 30% YoY rise in 1H04 profit. PLDT'S 1Q profit more than doubled because of the popularity of electronic services that are replacing prepaid phone cards.

     The rest of southeast Asia was relatively quiet, marked by low turnover. INDONESIA [-4.5%] was hit from the sell-off in the IDR due to an imminent US rate increase. Furthermore, concerns over possible violence in the run up to July's presidential election have not helped the market. The Government remains committed to its privatization plans. Next up is PT BANK PERMATA with a 97% Government stake that is valued at around US$538m. THAILAND [-1.2%] stabilized after aggressive foreign selling in 1Q04. Thai banks were particular beneficiaries of good news. BANGKOK BANK and three rival banks had their credit ratings raised by S&P for the first time since the regional financial crisis, citing an expanding economy, increased lending and a decline in bad assets. Credit ratings improvements were backed by strong earnings results. BANK OF AYUDHYA'S quarterly profit rose by a third and TAHI MILITARY BANK posted a 49% profit, which was its best since the crisis. Kasikornbank posted a record quarterly profit as interest costs fell and a surge in economic growth helped boost lending. MALAYSIA [-9.8%] gave back most its gains from

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

the previous quarter, despite strong macro performance. The April industrial production index recorded its strongest performance in three months with a 14% YoY gain. The export-oriented manufacturing industries were the main engine of growth. Sales of passenger cars and commercial vehicles also did well, rising 14% YoY.

     RUSSIA [-20.4%] was the worst performer in the emerging universe. Increasing investor fears over a possible bankruptcy of YUKOS sent the market into a nosedive at the end of May with a key trial over the oil firm's $3.4 billion back tax bill. Fears over arbitrary behaviour by the state, in a conflict seen as the linchpin of a Kremlin attempt to establish greater control over big business, spread to the rest of the market.

     TURKEY [-18.9] was marked by worries that the Fed might hike rates earlier than expected, leading to higher yields across all emerging markets, including Turkey where the benchmark 30-year sovereign yield went up from below 8% earlier to close to 11% during the quarter. Furthermore, the widening current account deficit, fueled by the increase in imports, especially finished goods have led to concerns.

     However, inflation continuing to decline, despite the exchange rate weakening as interest rates rose. The government has largely agreed with the points raised by the IMF during their most recent review. The fact that fiscal targets are being met suggests that there is no fundamental derailment from the current economic programme. Tax hikes and a slashing of tax incentives, to curb soaring imported auto demand, was one precaution taken by the government in order to cool the economy and reduce finished goods imports.

     ISRAEL [7.5%], in contrast, recorded the second best performance in the emerging universe. Local interest rates are at historically low levels, and with inflation expectations safely within the 1-3% target range, the Bank of Israel seems content to maintain its key lending rate at 4.1% for the time being.

     Latin America's underperformance was led by Argentina [-17.3%] as the energy crisis weighed heavily on the market. The currency remained stable and economic data was strong with first quarter GDP up 11.2% YoY. May industrial output was up 11.2% YoY and construction activity rose 23% YoY. In BRAZIL [-12.0%] interest rates remained unchanged at 16%, inflation was within expectations, trade surplus figures were at a record high and unemployment figures started to improve. The main corporate activity came from the surge in IPOs, including GOL (low-cost airline) and NATURA (largest cosmetics company in Brazil). PETROBRAS acquired Agip and finally increased prices of gasoline and diesel. CVRD sold its stake in CST fuelling speculation that they are raising money to purchase NORANDA (Canada).

     MEXICO's [-4.4%] second quarter decline represented a significant outperformance within the region. Domestic news was positive with strong first quarter GDP at 3.7%. The peso weakened, despite the short- term rise in interest rates. The Central Bank held off from increasing the 'corto' as inflation trends in June improved. FEMSA finally cut its ties with INTERBREW and instead signed a distribution agreement in the U.S. with HEINEKEN. TELMEX announced the purchase of NET SERVICOS in Brazil and its acquisition of EMBRATEL was approved by the regulator. URBI and HOMEX, the second and fourth largest homebuilders respectively, both successfully listed.

     CHILE [-1.2%] was negatively impacted by the ongoing gas crisis in Argentina, high oil prices and weaker copper prices. However, domestic economic data continued to be robust with low inflation resulting in the Central Bank leaving interest rates unchanged at 1.75%. TELEFONICA MOVILES bought CTC's cellular arm and the retailer CENCOSUD raised USD340m in an IPO.

     VENEZUELA [+12.9%] led the region with the Electoral Council announcing that a revocatory election would take place on the 15th August, only giving them four days to tally the votes before the deadline for the new elections. PERU [-15.3%] was weak on the back of lower copper and gold prices and the Government signing a mining royalty bill.

     The sell-off in emerging market equities which took place over the second quarter has taken some of the exuberance out of the asset class and left us better positioned to generate alpha over the coming three months. We think the markets will continue to be volatile, but that the general trend between now and the end of the year will be positive for three main reasons.

     1.) US INTEREST RATES. Periods of Fed tightening do not always cause an extended period of underperformance within emerging markets. During the tightening cycle of 1988-89, which lasted for 15 months, emerging markets rose by no less than 71%. During the much-cited tightening of 1994-95, the asset class as a whole declined by only 17%, although of course Mexico and Turkey were much worse

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

affected. Also, in as far as rising rates reflect higher economic growth, the impact on equities should be generally positive unless inflation gets completely out of control.

     2.) VALUATIONS. Following the second quarter sell-off, valuations now look much more supportive, with the price to book value of the MSCI EMF at around 1.6 times, once again below its long term average. The index trades on a prospective PER of some 13.5 times, with a yield of 2.5%, while some of our favourite markets such as Brazil, Turkey and Indonesia now appear very cheap on prospective PERs of 7x, 8x and 9x respectively. The main reason for optimism for us as primarily stock-focused investors is that there is now a plethora of cheap buy ideas whereas at the start of the year we were struggling a little to find value.

     3.) FAVOURABLE ECONOMIC AND POLITICAL TRENDS. The economic outlook continues to improve across the majority of emerging markets, notwithstanding bond market movements. In both Turkey and Brazil, there is solid evidence that the level of real economic activity has picked up and that both countries are well on their way to self-sustaining recoveries. In Asia, an unusually crowded electoral calendar is now largely completed so the political risk premium is starting to decline. Across Asia, with the conspicuous exception of Korea, economies are generally performing pretty well. It appears likely that, for the next couple of months at least, the efforts of the Chinese authorities to cool the economy will generally be perceived as successful, though we think that it is premature to reach that judgement (see below). Moreover economic policy across the whole asset class has generally been fairly good, particularly on the fiscal front.

     The main risk to this benign scenario is the situation in China. There has been substantial evidence recently, although much of it anecdotal, that the measures to curb overheating have caused a fairly sharp slowdown across a broad swathe of the economy. This has reflected action by banks to severely cut back their lending activities. Our fear is that both investors and, more importantly, the Chinese authorities will be too quick to declare a victory and that policy will once again be relaxed. If this does indeed occur, then the result will be a swift rise in domestic inflation and a knock-on impact upon global commodities, which may already be starting to become evident. We would then risk entering into a series of mini stop-go cycles, with an uncertain endgame. The ultimate risk, of course, remains a crisis in the Chinese financial sector, especially as there are increasing indications that the massive expansion of consumer lending which has taken place over the past three years may not have been as prudent as the banks' managements would have us believe. In any case, growth in China holds the key not just for emerging markets but, through the driver of commodity prices, other global asset classes including US and European bonds.

     China concerns notwithstanding, we see the third quarter as broadly positive and have begun once again to raise the level of risk versus the index in the fund by adding to positions in Brazil and Thailand at the expense of some of the larger index constituents in Mexico and South Africa. Our key overweights remain the same, namely Indonesia, Turkey and Brazil, all of which are starting to recover from the Q2 sell-off in both their equity and currency markets. The market with the greatest degree of macroeconomic risk remains Turkey, but the cheap stock valuations more than fully compensate us for this and political factors remain very supportive so long as the US retains a strong geo-political interest in the region. We are also overweight in India and Thailand, both markets which were heavily overbought at the end of last year. Whilst we have been increasing positions in Thailand, India by contrast appears less interesting following its re-rating over the past three years. This has left it the most 'overowned' market by the GEMs universe of funds, and valuations are neither especially cheap nor expensive. We will therefore use any further periods of market strength to reduce positions here, most likely redeploying the proceeds into Korea, which is beginning to look genuinely cheap relative to the rest of Asia for the first time for a number of years. Of our underweight positions, Mexico has some value in second-line stocks but is otherwise uninteresting, whilst both China and Russia could see some near-term strength but we have no intention of raising weightings in either market. We may undertake some switching within both markets, as we have recently, with a recent sale of SURGUTNEFTEGAS and a purchase of YUKOS in Russia.

PLEASE NOTE:
All benchmarks reported are USD performance of the MSCI country price indices.
Source: Bloomberg.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS                            JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

         SHARES                                                                                        VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- 96.6%
ARGENTINA - 0.2%
         6,811    BBVA Banco Frances SA, ADR+                                                       $     34,668
                                                                                                    ------------
BRAZIL - 11.8%
     2,159,900    Banco Itau SA, Preference No Par                                                       199,112
         5,972    Brasil Telecom Participacoes SA, ADR                                                   183,340
         4,617    Cia de Bebidas das Americas, ADR, Preference No Par 0.49%                               92,663
       799,600    Cia de Tecidos Norte de Minas, Preference No Par 3.82%                                  58,092
     4,897,400    Cia Energetica de Minas Gerais, Preference                                              73,137
        21,714    Cia Paranaense de Energia-Copel, Sponsored ADR, Preference No Par                       70,353
         6,288    Cia Siderurgica Nacional SA, Sponsored ADR                                              76,462
         4,529    Cia Vale do Rio Doce                                                                   214,312
        19,300    Klabin SA, Preference No Par 5.09%                                                      25,364
           600    Natura Cosmeticos SA+                                                                    9,646
        12,684    Petroleo Brasileiro SA, ADR                                                            319,637
        14,097    Tele Centro Oeste Celular Participacoes SA, ADR                                        129,270
         3,317    Tele Norte Leste Participacoes SA, ADR                                                  42,225
    10,334,100    Telemar Norte Leste SA, Class A, Preference No Par                                     177,518
        16,178    Telesp Celular Participacoes SA, ADR+                                                  127,483
         4,118    Uniao de Bancos Brasileiros SA, GDR                                                     81,413
                                                                                                    ------------
                                                                                                       1,880,027
                                                                                                    ------------
CHINA - 4.5%
        80,073    AviChina Industry & Technology Company, Ltd., Class H                                    9,342
       128,614    China Petroleum and Chemical Corporation (Sinopec), Class H                             46,995
       242,917    China Telecom Corporation, Ltd., Class H                                                84,867
       217,579    China Unicom, Ltd.                                                                     171,556
        64,045    Citic Pacific, Ltd.                                                                    156,832
       105,741    PetroChina Company, Ltd., Class H                                                       48,805
       167,563    Sinopec Beijing Yanhua Petrochemical Company, Ltd., Class H                             54,244
       290,992    Sinopec Shanghai Petrochemical Company, Ltd., Class H                                   96,999
       316,718    Sinopec Yizheng Chemical Fibre Company, Ltd., Class H                                   56,036
                                                                                                    ------------
                                                                                                         725,676
                                                                                                    ------------
CROATIA - 0.4%
         3,924    Pliva d.d., GDR, Registered Shares                                                      58,075
                                                                                                    ------------
CZECH REPUBLIC - 0.7%
         5,373    Cesky Telecom AS                                                                        65,606
         1,337    Komercni Banka AS, GDR                                                                  50,138
                                                                                                    ------------
                                                                                                         115,744
                                                                                                    ------------
EGYPT - 1.0%
        11,814    Commercial International Bank                                                           44,260
         3,498    Egyptian Company for Mobile Services                                                    42,106
         4,792    Orascom Construction Industries                                                         71,083
                                                                                                    ------------
                                                                                                         157,449
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

         SHARES                                                                                        VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (CONTINUED)
HUNGARY - 0.9%
           830    Gedeon Richter Rt., GDR, Registered Shares                                        $     83,830
         1,467    MOL Magyar Olaj-es Gazipari Rt., Sponsored GDR                                          57,213
                                                                                                    ------------
                                                                                                         141,043
                                                                                                    ------------
INDIA - 6.1%
         2,790    Hindalco Industries, Ltd., GDR, Registered Shares@                                      61,380
         1,612    Infosys Technologies, Ltd., Sponsored ADR                                              149,545
         2,099    ITC, Ltd., GDR, Registered Shares                                                       41,203
        11,145    Mahanagar Telephone Nigam, Ltd., ADR                                                    80,801
         5,556    Reliance Industries, Ltd., Sponsored GDR@                                              111,120
         3,977    Satyam Computer Services, Ltd., ADR                                                     73,575
        10,576    State Bank of India, GDR                                                               232,461
        27,053    Tata Motors, Ltd., Sponsored GDR                                                       227,516
                                                                                                    ------------
                                                                                                         977,601
                                                                                                    ------------
INDONESIA - 5.5%
       226,254    PT Astra International Tbk                                                             132,347
       956,915    PT Bank Mandiri                                                                        119,583
       577,313    PT Bank Rakyat Indonesia                                                               102,845
        46,910    PT Gudang Garam Tbk                                                                     68,351
       910,632    PT Indofood Sukses Makmur Tbk                                                           67,795
       352,551    PT Indonesian Satellite Corporation Tbk                                                150,919
       983,918    PT Lippo Bank Tbk+                                                                      51,799
       105,406    PT Perusahaan Gas Negara                                                                16,255
        10,513    PT Telekomunikasi Indonesia, Sponsored ADR                                             163,477
                                                                                                    ------------
                                                                                                         873,371
                                                                                                    ------------
ISRAEL - 1.5%
        34,031    Bank Hapoalim, Ltd.                                                                     90,502
         2,709    Check Point Software Technologies, Ltd.+                                                73,116
        17,171    Makhteshim-Agan Industries, Ltd.                                                        79,885
                                                                                                    ------------
                                                                                                         243,503
                                                                                                    ------------
LUXEMBOURG - 0.2%
         2,302    Quilmes Industrial SA, ADR+                                                             38,743
                                                                                                    ------------
MALAYSIA - 3.4%
       107,300    AMMB Holdings Berhad                                                                    93,181
        83,100    Berjaya Sports Toto Berhad                                                              83,100
        77,500    Commerce Asset-Holding Berhad                                                           99,118
         6,200    Hong Leong Bank Berhad                                                                   7,897
       301,900    Lafarge Malayan Cement Berhad                                                           64,750
         7,470    Malaysian Pacific Industries Berhad                                                     30,470
       187,000    RHB Capital Berhad                                                                      92,023
        27,400    Sime Darby Berhad                                                                       40,018
        21,700    Star Publications (Malaysia) Berhad                                                     37,118
                                                                                                    ------------
                                                                                                         547,675
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
8

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

         SHARES                                                                                        VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (CONTINUED)
MEXICO - 4.0%
        37,627    Alfa SA, Series A                                                                 $    126,260
         4,501    America Movil SA de CV, ADR, Series L                                                  163,701
         9,420    Consorcio ARA SA de CV+                                                                 27,117
        39,623    Embotelladoras Arca SA, Nominative Shares                                               72,491
       182,273    Empresas ICA Sociedad Controladora SA de CV+                                            55,789
         1,733    Grupo Televisa SA, Sponsored ADR                                                        78,453
         3,493    Telefonos de Mexico SA de CV, Sponsored ADR, Series L                                  116,212
                                                                                                    ------------
                                                                                                         640,023
                                                                                                    ------------
PHILIPPINES - 2.4%
        87,812    ABS-CBN Broadcasting Corporation, PDR+                                                  35,182
       828,763    Ayala Land, Inc.                                                                        85,595
        90,357    Bank of the Philippine Islands                                                          69,186
         4,098    Globe Telecom, Inc.                                                                     59,838
         2,119    Philippine Long Distance Telephone Company+                                             43,393
        23,632    San Miguel Corporation, Class B                                                         30,930
       597,091    SM Prime Holdings, Inc.                                                                 64,858
                                                                                                    ------------
                                                                                                         388,982
                                                                                                    ------------
POLAND - 0.2%
         9,111    Telekomunikacja Polska SA, GDR                                                          37,082
                                                                                                    ------------
RUSSIA - 2.7%
           730    AO VimpelCom, Sponsored ADR+                                                            70,408
           519    Lukoil, Sponsored ADR                                                                   54,236
           422    Mobile Telesystems, Sponsored ADR                                                       51,484
         2,981    OAO Gazprom, Sponsored ADR, Registered Shares                                           84,839
         2,521    Surgutneftegaz, Sponsored ADR                                                           82,437
         2,500    YUKOS, ADR                                                                              79,500
                                                                                                    ------------
                                                                                                         422,904
                                                                                                    ------------
SLOVAKIA - 0.0%#
           525    Chirana Prema AS ##+                                                                         0
                                                                                                    ------------
SOUTH AFRICA - 9.5%
        13,108    Anglo American Plc                                                                     268,184
        15,260    Barloworld, Ltd.                                                                       163,721
        62,883    FirstRand, Ltd.                                                                        103,147
         2,005    Impala Platinum Holdings, Ltd.                                                         152,015
        12,517    Iscor, Ltd.                                                                             77,775
        11,875    Kumba Resources, Ltd.                                                                   63,081
        15,276    Nedcor, Ltd.                                                                           151,721
         9,456    SABMiller Plc                                                                          121,620
        92,450    Sanlam, Ltd.                                                                           130,960
         8,260    Sappi, Ltd.                                                                            125,916
        23,291    Standard Bank Group, Ltd.                                                              161,215
                                                                                                    ------------
                                                                                                       1,519,355
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

         SHARES                                                                                        VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (CONTINUED)
SOUTH KOREA - 17.1%
         6,340    Hana Bank                                                                         $    133,878
        18,170    Hanaro Telecom, Inc.+                                                                   41,356
         2,980    Hyundai Department Store Company, Ltd.                                                  73,888
         9,520    Hyundai Development Company                                                             88,568
         8,400    Hyundai Merchant Marine Company, Ltd.+                                                  62,882
         4,860    Hyundai Motor Company                                                                  186,955
        12,820    Kia Motors Corporation                                                                 109,505
         4,700    Kookmin Bank+                                                                          146,023
         3,000    Korea Electric Power Corporation                                                        48,291
         6,050    Korean Air Lines Company, Ltd.+                                                         78,537
         1,520    LG Chem, Ltd.                                                                           51,434
         6,650    LG Corp                                                                                 97,836
         1,820    LG Electronics, Inc.                                                                    86,314
         2,190    LG Household & Health Care, Ltd.                                                        62,450
         4,059    Posco, ADR                                                                             136,017
        12,540    Samsung Corporation                                                                    153,020
         4,510    Samsung Electro-Mechanics Company, Ltd.+                                               127,826
           940    Samsung Electronics Company, Ltd.                                                      388,040
         2,330    Samsung Fire & Marine Insurance Company, Ltd.                                          149,015
        23,680    Samsung Heavy Industries Company, Ltd.                                                 106,155
           750    Shinhan Financial Group Company, Ltd.                                                   10,904
           340    Shinsegae Company, Ltd.                                                                 81,800
         3,610    SK Corporation                                                                         143,088
        24,760    Ssangyong Motor Company+                                                               167,138
                                                                                                    ------------
                                                                                                       2,730,920
                                                                                                    ------------
TAIWAN - 13.1%
        54,000    Acer, Inc.                                                                              75,926
        57,218    Asustek Computer, Inc.                                                                 130,116
        24,000    Cathay Financial Holding Company, Ltd.                                                  43,162
        10,443    Cathay Financial Holding Company, Ltd., GDR, Registered Shares                         187,243
       110,970    Chinatrust Financial Holding Company, Ltd.                                             123,701
         5,961    Chunghwa Telecom Company, Ltd., ADR                                                    105,152
       134,653    Evergreen Marine Corporation                                                           113,677
       151,020    Far Eastern Textile, Ltd.                                                               89,336
        62,000    First Financial Holding Company, Ltd.+                                                  44,970
         6,826    First Financial Holding Company, Ltd., GDR, Registered Shares+                          98,294
        78,772    Fubon Financial Holding Company, Ltd.                                                   68,608
        28,580    Hon Hai Precision Industry Company, Ltd.                                               106,196
        90,100    Nan Ya Plastics Corporation                                                            118,649
        45,080    Quanta Computer, Inc.                                                                   95,813
       117,000    Siliconware Precision Industries Company+                                               91,818
        80,000    Taiwan Cellular Corporation                                                             76,099
       136,551    Taiwan Semiconductor Manufacturing Company, Ltd.                                       196,461
        10,117    Taiwan Semiconductor Manufacturing Company, Ltd., Sponsored ADR                         84,072
        96,148    United Microelectronics Corporation+                                                    71,452
       208,000    Winbond Electronics Corporation+                                                        95,218
       126,690    Yuanta Core Pacific Securities Company                                                  79,086
                                                                                                    ------------
                                                                                                       2,095,049
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
10

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

         SHARES                                                                                        VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (CONTINUED)
THAILAND - 5.7%
        92,764    Bangkok Bank Public Company, Ltd. (F)+                                            $    223,479
       237,415    Bank of Ayudhya Public Company, Ltd. (F)+                                               72,584
        32,065    Banpu Public Company, Ltd. (F)                                                         104,305
       108,066    BEC World Public Company, Ltd. (F)                                                      47,575
       195,054    Kasikornbank Public Company, Ltd. (F)+                                                 248,073
       157,863    National Finance Public Company, Ltd. (F)                                               56,757
       270,444    Sansiri Public Company, Ltd. (F)                                                        32,147
         9,100    Siam Cement Public Company, Ltd. (F)                                                    54,306
        67,200    Siam Commercial Bank Public Company, Ltd. (F)                                           76,015
                                                                                                    ------------
                                                                                                         915,241
                                                                                                    ------------
TURKEY - 5.7%
    35,150,840    Akbank TAS                                                                             129,092
    12,174,976    Akcansa Cimento AS                                                                      24,612
    23,284,068    Arcelik AS                                                                             115,322
    45,737,997    Eregli Demir ve Celik Fabrikalari TAS                                                  116,348
    43,614,042    Haci Omer Sabanci Holding AS                                                           129,314
    34,727,072    Koc Holding AS+                                                                        156,787
    10,064,317    Turkcell Iletisim Hizmetleri AS                                                        124,109
    28,177,210    Turkiye Garanti Bankasi AS+                                                             84,019
    12,814,719    Vestel Elektronik Sanayi+                                                               39,290
                                                                                                    ------------
                                                                                                         918,893
                                                                                                    ------------
TOTAL COMMON AND PREFERRED STOCKS (COST $12,629,339)                                                  15,462,024
                                                                                                    ------------
RIGHTS AND WARRANTS -- 0.1%
THAILAND - 0.1%
        64,104    Bank of Ayudhya Public Company, Ltd., expiration 9/3/2008+                               6,459
        47,704    TelecomAsia, expiration 3/31/2008##+                                                         0
                                                                                                    ------------
                                                                                                           6,459
                                                                                                    ------------
TOTAL RIGHTS AND WARRANTS (COST $0)                                                                        6,459
                                                                                                    ------------
TOTAL INVESTMENTS (COST $12,629,339)                                                   96.7%          15,468,483
OTHER ASSETS AND LIABILITIES (NET)                                                      3.3%             533,951
----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                            100.0%        $ 16,002,434
================================================================================================================

   +    Non-income producing security.
   #    Amount represents less than 0.1%.
   ## The valuation of this security has been determined by procedures established by the Pricing Committee of the Board of Trustees.
   @ Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004 these securities amount to $172,500 or 1.08% of total net assets.
Abbreviations:
  ADR   American Depositary Receipt
  GDR   Global Depositary Receipt
  PDR   Philippine Depositary Receipt
  (F)   Foreign Shares

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

AT JUNE 30, 2004, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):

                                                   % OF NET
INDUSTRY DIVERSIFICATION                            ASSETS           VALUE
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS:
Banks                                               19.3%         $ 3,082,120
Telecommunications Services                         14.4            2,308,004
Materials                                           12.6            2,022,074
Capital Goods                                        8.2            1,305,404
Energy                                               6.4            1,027,868
Semiconductor & Semi Equipment                       6.0              957,530
Automobile & Components                              5.2              832,804
Technology Hardware & Equipment                      3.3              535,877
Food, Beverage & Tobacco                             3.3              533,796
Insurance                                            3.2              510,381
Diversified Financials                               2.7              426,946
Consumer Durables & Apparel                          2.0              326,135
Software & Services                                  1.9              296,236
Transportation                                       1.6              255,096
Utilities                                            1.3              208,036
Media                                                1.2              198,329
Real Estate                                          1.1              182,599
Retailing                                            1.0              155,688
Pharmaceuticals & Biotech                            0.9              141,905
Hotels, Restaurants & Leisure                        0.5               83,100
Household & Personal Products                        0.5               72,096
-----------------------------------------------------------------------------
TOTAL COMMON AND PREFERRED STOCKS                   96.6           15,462,024
RIGHTS AND WARRANTS                                  0.1                6,459
-----------------------------------------------------------------------------
TOTAL INVESTMENTS                                   96.7%          15,468,483
OTHER ASSETS AND LIABILITIES (NET)                   3.3              533,951
-----------------------------------------------------------------------------
NET ASSETS                                         100.0%         $16,002,434
=============================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   STATEMENT OF ASSETS AND LIABILITIES                 JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      PICTET
                                                                      GLOBAL
                                                                     EMERGING
                                                                      MARKETS
                                                                       FUND
-------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $12,629,339)                       $ 15,468,483
   Cash and cash equivalents                                           149,436
   Foreign currency, at value (Cost $371,811)                          373,302
   Receivable for investment securities sold                            14,943
   Receivable for Fund shares sold                                       5,000
   Receivable from investment adviser                                   37,861
   Dividends and interest receivable                                   142,426
   Other assets                                                         33,979
-------------------------------------------------------------------------------
   TOTAL ASSETS                                                     16,225,430
===============================================================================
LIABILITIES:
   Payable for investment securities purchased                         142,211
   Payable for foreign currency purchased                                  912
   Administration fees payable                                          13,501
   Transfer agent fees payable                                           1,866
   Custodian fees payable                                               25,064
   Professional fees payable                                            16,061
   Distribution fees payable                                                18
   Other accrued expenses and payables                                  23,363
-------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                   222,996
===============================================================================
   NET ASSETS                                                     $ 16,002,434
===============================================================================
NET ASSETS CONSIST OF:
   Accumulated net investment income                                  $327,078
   Accumulated net realized loss on investments sold and
     foreign currency related transactions                         (20,458,771)
   Net unrealized appreciation of investments                        2,839,144
   Net unrealized depreciation of foreign
     currency related transactions                                      (2,914)
   Par value                                                            13,972
   Paid-in capital in excess of par value                           33,283,925
-------------------------------------------------------------------------------
   TOTAL NET ASSETS                                               $ 16,002,434
===============================================================================
INSTITUTIONAL SHARES:
   Net assets                                                     $ 15,911,926
   Shares of beneficial interest outstanding                         1,389,256
                                                                  ------------
   Net asset value, offering and redemption price per share       $      11.45
===============================================================================
RETAIL SHARES:
   Net assets                                                     $     90,508
   Shares of beneficial interest outstanding                             7,918
                                                                  ------------
   Net asset value, offering and redemption price per share       $      11.43
===============================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)
                                                                       PICTET
                                                                       GLOBAL
                                                                      EMERGING
                                                                       MARKETS
                                                                        FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $94,513)         $  1,099,158
   Interest                                                               1,647
--------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                                            1,100,805
================================================================================
EXPENSES:
   Investment advisory fees                                             555,269
   Administration fees                                                   39,730
   Accounting fees                                                       29,869
   Transfer agent fees                                                   19,611
   Custodian fees                                                       134,474
   Professional fees                                                     25,366
   Printing fees                                                         10,615
   Registration and filing fees                                          15,415
   Trustees' fees and expenses                                           11,305
   Distribution fees - Retail Class                                         294
   Other                                                                 77,545
--------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE EXPENSE REDUCTIONS                             919,493
================================================================================
   Fees waived by investment advisor (Note 2)                          (164,034)
--------------------------------------------------------------------------------
   NET EXPENSES                                                         755,459
================================================================================
NET INVESTMENT INCOME                                                   345,346
================================================================================
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
   Net realized gain/(loss) on:
   Securities transactions                                           38,142,953
   Foreign currency related transactions                                (22,479)
--------------------------------------------------------------------------------
   Net realized gain on investments during the period                38,120,474
================================================================================
   Change in unrealized appreciation/(depreciation) of:
   Securities                                                       (32,795,558)
   Foreign currency related transactions                                 11,776
--------------------------------------------------------------------------------
   Net unrealized depreciation of investments during the period     (32,783,782)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                       5,336,692
================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  5,682,038
================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       SIX MONTHS ENDED
                                                                         JUNE 30, 2004            YEAR ENDED
INCREASE IN NET ASSETS FROM OPERATIONS:                                   (UNAUDITED)          DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                $    345,346            $    758,561
   Net realized gain on investments during the period                     38,120,474               7,867,841
   Change in unrealized appreciation/(depreciation)
     of investments during the period                                    (32,783,782)             39,237,671
----------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                    5,682,038              47,864,073

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders from net investment income                       --                (681,169)

FUND SHARE TRANSACTIONS:
   Net increase/(decrease) in net assets from
      Fund share transactions                                           (106,714,937)*             2,297,201
----------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets                                (101,032,899)             49,480,105

REDEMPTION FEES
   Redemption fees                                                            34,016                  12,041

NET ASSETS:
   Beginning of period                                                   117,001,317              67,509,171
----------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net
     investment income/(overdistribution) of
     $327,078 and ($18,268), respectively)                             $  16,002,434            $117,001,317
================================================================================================================

-------------------
* Includes in-kind redemption of $62,434,745.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                              -----------------------------------------------------------------
                                                                         INSTITUTIONAL
                                              -----------------------------------------------------------------
                                                 SIX MONTHS    YEAR      YEAR      YEAR      YEAR       YEAR
                                               ENDED 6/30/04   ENDED     ENDED     ENDED     ENDED      ENDED
                                                (UNAUDITED)  12/31/03  12/31/02  12/31/01  12/31/00   12/31/99
---------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period               $11.88      $6.92     $6.89     $7.02     $11.15     $6.81
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income/(loss)                      0.24       0.08      0.01      0.10       0.00#    (0.01)
   Net realized and unrealized gain/(loss)
     on investments                                 (0.67)      4.95      0.03     (0.15)     (4.13)     4.35
---------------------------------------------------------------------------------------------------------------
Total from investment operations                    (0.43)      5.03      0.04     (0.05)     (4.13)     4.34
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income            --      (0.07)    (0.01)    (0.08)        --        --
---------------------------------------------------------------------------------------------------------------
Total distributions                                    --      (0.07)    (0.01)    (0.08)        --        --
---------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital             0.00#      0.00#     0.00#     0.00#        --        --
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $11.45     $11.88     $6.92     $6.89      $7.02    $11.15
===============================================================================================================
Total return++                                      (3.62)%    72.72%     0.60%    (0.68)%   (36.98)%   63.73%
===============================================================================================================
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)           $15,912   $116,774   $67,509   $66,711    $97,158  $190,275
   Ratio of operating expenses to
     average net assets                              1.70%+     1.70%     1.70%     1.70%      1.70%     1.70%
   Ratio of net investment income/(loss)
     to average net assets                           0.78%+     0.91%     0.16%     1.12%      0.04%    (0.19)%
   Ratio of operating expenses to average
     net assets without waivers                      2.07%+     2.23%     2.31%     2.22%      1.94%     1.92%
   Ratio of net investment income/(loss)
     to average net assets without waivers           0.41%+     0.38%    (0.45)%    0.60%     (0.20)%   (0.42)%
   Portfolio turnover rate                             20%        44%       47%       84%       128%      126%

-------------------------------
  + Annualized.
 ++ Total return  represents  aggregate  total  return for the period.
  # Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                  --------------------------------------
                                                                                   RETAIL
                                                                  --------------------------------------
                                                                      SIX MONTHS ENDED
                                                                           6/30/04          PERIOD ENDED
                                                                         (UNAUDITED)          12/31/03*
--------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                       $11.86               $6.98
--------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income/(loss)                                              0.00#              (0.00)#
   Net realized and unrealized gain/(loss) on investments                   (0.44)               4.94
--------------------------------------------------------------------------------------------------------
Total from investment operations                                            (0.44)               4.94
--------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income                                    --               (0.06)
--------------------------------------------------------------------------------------------------------
Total distributions                                                            --               (0.06)
--------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital                                     0.01                0.00#
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $11.43              $11.86
========================================================================================================
Total return++                                                              (3.63)%             70.83%
========================================================================================================
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                                       $90                $227
   Ratio of operating expenses to average net assets                         1.95%+              1.95%+
   Ratio of net investment income to average net assets                      0.53%+              0.66%+
   Ratio of operating expenses to average net assets without waivers         2.32%+              2.48%+
   Ratio of net investment income to average net assets without waivers      0.16%+              0.13%+
   Portfolio turnover rate                                                     20%                 44%

---------------
  * Pictet Global Emerging Markets Fund -- Retail Class commenced operations on April 9, 2003.
  + Annualized.
 ++ Total return  represents  aggregate  total  return for the period.
  # Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     Pictet Funds (the "Trust"), a Massachusetts business trust registered on May 23, 1995 under the Investment Company Act of 1940, as amended (the "1940 Act"), is a no-load, diversified, open-end management investment company which currently offers shares of one series, Pictet Global Emerging Markets Fund (the "Fund"). The accompanying financial statements and financial highlights are those of the Fund. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results may differ from these estimates. The following is a summary of the significant accounting policies followed consistently by the Fund in the preparation of its financial statements.

     SECURITIES VALUATIONS: Equity securities listed on a U.S. securities exchange and unlisted U.S. securities are generally valued at the last quoted price and securities traded on the NASDAQ National Market System are generally valued at the NASDAQ Official Closing Price, in each case as of the close of the exchange's regular trading hours on the day the valuation is made. Generally, securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the bid and asked prices, if available, otherwise they are valued at the last reported closing price. The value of securities for which no quotations are readily available (including restricted securities) or that have been materially affected by events occurring after a foreign exchange closes, is determined in good faith at fair value using methods approved by the Board of Trustees. In the absence of readily ascertainable market values for such securities, inherent uncertainty of valuation exists. Methods for valuing these securities may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material. One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of the Fund. Short-term investments that mature in 60 days or less are valued at amortized cost.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund pays a counterparty cash for, and takes possession of, a debt obligation and the seller agrees to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral held by the Fund, at all times, is at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund generally has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enter into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of the portfolio securities of the Fund or adversely affect the prices of securities which the Fund intends to purchase or sell at a later date. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     The Fund may enter into spot foreign currency exchange contracts for the purchase or sale of securities denominated in foreign currencies to "lock" in the U.S. exchange rate of the transaction covering the period between trade date and settlement date.

     FOREIGN CURRENCY: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars using the prevailing foreign exchange rates obtained at the time the London Exchange closes (approximately 12:00 noon Eastern Time). Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Distributions from net investment income, if any, are declared and paid annually. The Fund's net realized capital gain (including net short-term capital gain), unless offset by any available capital loss carryforward, is distributed to shareholders annually. Additional distributions of net investment income and capital gain may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible Federal excise tax.

     TAXATION: The Fund intends to qualify each year as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to shareholders. Therefore, no Federal income tax provision is required.

     EXPENSES: Expenses not directly attributable to a specific class are allocated among all of the classes of the Fund based on their relative net assets.

     CASH AND CASH EQUIVALENTS: Cash equivalents are short-term, highly liquid investments with an original maturity of three months or less. Cash and cash equivalents include cash in banks and investments in overnight deposits.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

2.   INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER FEES

     The Trust, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Pictet International Management Limited ("Pictet International"), a wholly-owned subsidiary of Pictet Canada L.P. ("Pictet Canada"). Pictet Canada is a partnership, whose principal activity is investment accounting, custody and securities brokerage. Pictet Canada has two general partners, Pictet Advisory Services Overseas and FINGEST, and nine limited partners, each of whom is also a partner of Pictet & Cie, a Swiss private bank founded in 1805. Under the terms of the Advisory Agreement, Pictet Global Emerging Markets Fund pays Pictet International a fee, computed daily and payable monthly, at an annual rate of 1.25% of the average daily net assets of the Fund. Pictet International has contractually agreed to waive its fees and reimburse expenses to the extent necessary to ensure that the total ordinary annual operating expenses of Pictet Global Emerging Markets Fund - Institutional Class and Pictet Global Emerging Markets Fund - Retail Class do not exceed 1.70% and 1.95%, respectively, of each Fund's average daily net assets.

     For the six months ended June 30, 2004, Pictet International either waived fees and/or reimbursed expenses as follows:

                                                            PICTET
                                              PICTET     INTERNATIONAL
                                           INTERNATIONAL   EXPENSES
                                            FEES WAIVED   REIMBURSED    TOTAL
================================================================================
Pictet Global Emerging Markets Fund          $164,034         $0       $164,034
================================================================================

     Beginning January 1, 2003, the Fund is obliged to repay the Adviser for a period of two years following the date in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 1.70% and 1.95% of the average daily net assets of the Institutional Class and Retail Class, respectively. The cumulative amount which the Adviser may recoup is $1,044,963.

     The Retail Class shares of the Fund has adopted a rule 12b-1 distribution plan (the "Plan"). The plan allows the Fund to pay not more than 0.25% per annum of the average daily net assets of the Retail Class shares of the Fund. PFPC Distributors, Inc. (the "Distributor") serves as the Fund's distributor. The distributor acts as an agent for the Fund and the distribution of its shares. In addition, the Retail Class of each Fund will pay a portion of the fees associated with participation in various network programs. There were no fees paid for the six months ended June 30, 2004 in excess of the 0.25% for these programs.

     PFPC Inc. ("PFPC") serves as the Fund's Administrator and Accounting Agent. PFPC also serves as the Trust's transfer agent and dividend paying agent.

     No officer, director or employee of Pictet International, PFPC, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or officer of the Trust. The Trust pays each Trustee who is not an affiliated person of Pictet International an annual fee of $5,000, plus an additional $500 for each board and committee meeting attended. The Trust also reimburses expenses incurred by each Trustee in attending such meetings.

3.   PURCHASES AND SALES OF INVESTMENTS

     Cost of investments purchased and proceeds from sales of investments, excluding short-term securities and U.S. Government securities, for the six months ended June 30, 2004 were as follows:

                                                COST OF           PROCEEDS FROM
                                         INVESTMENTS PURCHASED  INVESTMENTS SOLD
================================================================================
Pictet Global Emerging Markets Fund         $15,143,889           $55,595,129
================================================================================

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     At June 30, 2004, aggregate gross unrealized appreciation and unrealized depreciation were as follows:

                                                                  NET UNREALIZED
                                     UNREALIZED     UNREALIZED     APPRECIATION/
                                    APPRECIATION   DEPRECIATION   (DEPRECIATION)
================================================================================
Pictet Global Emerging Markets Fund   $3,694,072     $(857,842)      $2,836,230
================================================================================

4.   SHARES OF BENEFICIAL INTEREST

     Pictet Global Emerging Markets Fund has two classes of shares of beneficial interest, both par value $.01 per share, of which an unlimited number of shares is authorized. Transactions in shares of beneficial interest were as follows:

                                                         SIX MONTHS ENDED                  YEAR ENDED
                                                           JUNE 30, 2004                DECEMBER 31, 2003
                                                     SHARES           AMOUNT         SHARES           AMOUNT
===============================================================================================================
Pictet Global Emerging Markets Fund: Institutional
Sold                                                 564,514     $   7,028,983       784,348      $ 7,692,902
Issued as reinvestment of dividends                       --                --        57,372          654,037
Redeemed                                          (9,007,085)     (113,628,991)     (767,187)      (6,240,707)
---------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                           (8,442,571)    $(106,600,008)       74,533      $ 2,106,232
===============================================================================================================

                                                         SIX MONTHS ENDED                  PERIOD ENDED
                                                           JUNE 30, 2004                DECEMBER 31, 2003*
                                                     SHARES           AMOUNT         SHARES           AMOUNT
===============================================================================================================
Pictet Global Emerging Markets Fund: Retail
Sold                                                   9,717         $ 121,159        21,906         $220,366
Issued as reinvestment of dividends                       --                --           103            1,173
Redeemed                                             (20,949)         (236,088)       (2,859)         (30,570)
---------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                              (11,232)        $(114,929)       19,150         $190,969
===============================================================================================================

  * Pictet Global Emerging Markets Fund commenced operations of the Retail Class on April 9, 2003.

     Shares exchanged or redeemed after holding them six months or less (other than shares acquired through reinvestment of dividends or other distributions), will incur a fee of 1% of the current net asset value of the shares being exchanged or redeemed and will be assessed and retained by the Fund for the benefit of the remaining shareholders.

     At June 30, 2004 Pictet Global Emerging Markets Fund had two shareholders owning 44.63% and 13.41%, respectively, of the outstanding shares of beneficial interest of the Fund.

5.   FOREIGN SECURITIES

     Pictet Global Emerging Markets Fund invests primarily in foreign emerging markets securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include re-valuation of currencies, less reliable information about issuers, varying securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

6.   FEDERAL TAX INFORMATION

     Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to timing differences and differing characterization of distributions made by a Fund. Dividends and other distributions to shareholders are recorded on the ex-dividend date and are reinvested automatically in additional shares of the Funds at the net asset value next determined after such dividend or distribution is declared.

     Under the  current tax law,  capital and  currency  losses  realized  after
October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2003, the Fund elected to defer capital losses and currency losses occurring between November 1, 2003 and December 31, 2003 as follows:
                                               CAPITAL LOSSES    CURRENCY LOSSES
================================================================================
Pictet Global Emerging Markets Fund                  $--             $34,772
================================================================================

     Such losses will be treated as arising on the first day of the year ending December 31, 2004.

     At December 31, 2003, the Fund utilized $7,505,243 of its prior year capital loss carryforward to offset current year net capital gains. The Fund has available for Federal income tax purposes unused capital loss carryforwards as follows:
                            EXPIRING IN 2006  EXPIRING IN 2009  EXPIRING IN 2010
================================================================================
Pictet Global Emerging
   Markets Fund               $37,875,086       $18,252,183       $2,015,691
================================================================================

7.   INDEMNIFICATIONS

     Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with their vendors and others that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   PRIVACY NOTICE
--------------------------------------------------------------------------------

     Protecting your privacy is important to us at Pictet International Management Limited (the investment adviser for Pictet Funds). We want you to know how we collect personal information from you and how we use that information. We gather information from you from your account application or other forms that you may deliver to us. We need this information to process your requests and transactions, such as opening an account. We also collect information about your transactions with Pictet Funds. In servicing your account, we may need to provide your personal information to an affiliate or a service provider (which may include Pictet Funds' distributor or transfer agent) for such purposes as sending your account statement or other information about our products and services to you.

     We do not disclose any information about you or any of our former customers to anyone, except to our affiliates and service providers, as permitted by law.

     To protect your personal information, we permit access only by authorized employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.









------------
A description of the Fund's proxy voting policies and procedures and how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 are available (i) without charge, upon request, by calling 877-470-0103; (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

                      This page is intentionally left blank

                      This page is intentionally left blank

                                                                    PIC-SAR-6/04

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.

     (a)(1)  Not applicable.

     (a)(2)  Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.


     (b)     Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  Pictet Funds
            -----------------

By (Signature and Title)*  /s/ Jean Pilloud
                           -----------------------------------------------------
                           Jean Pilloud, President & Principal Executive Officer

Date                  August 30, 2004
        -----------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Jean Pilloud
                           -----------------------------------------------------
                           Jean Pilloud, President & Principal Executive Officer

Date                August 30, 2004
        -----------------------------------------------------


By (Signature and Title)*  /s/ Paul Martin
                           -----------------------------------------------------
                           Paul Martin, Treasurer & Principal Financial Officer

Date                       August 26, 2004
                   -----------------------------------------------------



* Print the name and title of each signing officer under his or her signature.